The UBS Funds

Summary Prospectus Supplement | April 4, 2023

Includes:

•  UBS Dynamic Alpha Fund

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus, dated October 28, 2022, for UBS Dynamic Alpha Fund (the "Fund"), a series of The UBS Funds, as follows:

Effective April 1, 2023, Alan Zlatar no longer serves as a portfolio manager for the Fund, and Thomas Oesch is added as a portfolio manager for the Fund.

Therefore, the information under the heading "UBS Dynamic Alpha Fund" and the sub-heading "Portfolio managers" of the Summary Prospectus is deleted in its entirety and replaced by the following:

• Benjamin Suess, portfolio manager of the Fund since 2021.

• Thomas Oesch, portfolio manager of the Fund since April 2023.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1220